Exhibit 99.1

OneWater Marine Inc. Extends Term Loan and Floor Plan Credit Facilities

BUFORD, GA – November 19, 2025 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or the “Company”) today announced that it has executed amendments to extend the maturities of its senior secured term loan facility and its floor plan financing facility. Specifically:

•The Company extended the maturity of its senior secured term loan facility by one year to July 31, 2027.
•The Company also extended its floor plan credit facility by one year to March 1, 2027. The facility provides inventory financing capacity of up to $497 million with an additional $38 million of overtrade capacity.
•These extended facilities provide the Company with continued access to capital and flexibility to support its growth initiatives, manage working capital and pursue strategic acquisitions within the marine retail and aftermarket space.

“Extending both our term loan and inventory financing facilities underscores OneWater’s financial strength and our bank group partners’ confidence in our strategy.” said Jack Ezzell, Chief Operating Officer and Chief Financial Officer of OneWater. “These amendments allow us to maintain our capital structure flexibility to invest in our dealership network, expand our offerings, and drive growth.”

The senior secured term loan financing was led by Truist Bank and the floor plan financing was led by Wells Fargo. Both facilities remain subject to customary financial and non-financial covenants.

About OneWater Marine Inc.
OneWater Marine Inc. is one of the largest and fastest-growing premium marine retailers in the United States. OneWater operates a total of 95 retail locations, 9 distribution centers / warehouses and multiple online marketplaces in 19 different states, several of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, finance and insurance products, parts and accessories, maintenance, repair and other services.

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, future operations, financial position, prospects, plans and objectives of management and growth rate. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management's current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements are detailed in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from OneWater’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

OneWater Investor or Media Contact:
Jack Ezzell
Chief Operating Officer and Chief Financial Officer
IR@OneWaterMarine.com